                              RITE AID CORPORATION

                                    as Issuer

                                       TO

                       STATE STREET BANK AND TRUST COMPANY

                                   as Trustee

                              --------------------

                                    Indenture

                            Dated as of June 27, 2001

                              --------------------


                $152,025,000 12.50% Senior Secured Notes due 2006

                                                          TABLE OF CONTENTS

                                                                                                                                Page
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
ARTICLE I Definitions and Other Provisions of General Application..................................................................1
  SECTION 1.01.  Definitions.......................................................................................................1
  SECTION 1.02.  Compliance Certification and Opinions............................................................................21
  SECTION 1.03.  Form of Documents Delivered To Trustee...........................................................................21
  SECTION 1.04.  Acts of Holders; Record Date.....................................................................................22
  SECTION 1.05.  Notices, Etc., To Trustee and the Company........................................................................23
  SECTION 1.06.  Notice To Holders; Waiver........................................................................................23
  SECTION 1.07.  Conflict with Trust Indenture Act................................................................................23
  SECTION 1.08.  Effect of Headings and Table of Contents.........................................................................24
  SECTION 1.09.  Successors and Assigns...........................................................................................24
  SECTION 1.10.  Separability Clause..............................................................................................24
  SECTION 1.11.  Benefits of Indenture............................................................................................24
  SECTION 1.12.  Governmental Law.................................................................................................24
  SECTION 1.13.  Legal Holidays...................................................................................................24
ARTICLE II Security Forms.........................................................................................................24
  SECTION 2.01.  Forms Generally; Initial Forms of Exempt Securities..............................................................24
  SECTION 2.02.  Form of Face of Security.........................................................................................25
ARTICLE III The Securities........................................................................................................33
  SECTION 3.01.  Title and Terms..................................................................................................33
  SECTION 3.02.  Denominations....................................................................................................33
  SECTION 3.03.  Execution, Authentication, Delivery and Dating...................................................................33
  SECTION 3.04.  Temporary Securities.............................................................................................34
  SECTION 3.05.  Global Securities................................................................................................35
  SECTION 3.06.  Registration, Registration of Transfer and Exchange; Restricted Securities Legends...............................36
  SECTION 3.07.  Mutilated, Destroyed, Lost and Stolen Securities.................................................................38
  SECTION 3.08.  Payment of Interest; Interest Rights Preserved...................................................................39
  SECTION 3.09.  Persons Deemed Owners............................................................................................40
  SECTION 3.10.  Cancellation.....................................................................................................40
  SECTION 3.11.  Computation of Interest..........................................................................................40
  SECTION 3.12.  Cusip Numbers....................................................................................................41
ARTICLE IV Satisfaction and Discharge.............................................................................................41
  SECTION 4.01.  Satisfaction and Discharge of Indenture..........................................................................41
  SECTION 4.02.  Application of Trust Money.......................................................................................42
ARTICLE V Remedies................................................................................................................42
  SECTION 5.01.  Events of Default................................................................................................42
  SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment...............................................................45
  SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee..................................................46
  SECTION 5.04.  Trustee May File Proofs of Claim.................................................................................46
  SECTION 5.05.  Trustee May Enforce Claims Without Possession of Securities......................................................47
  SECTION 5.06.  Application of Money Collected...................................................................................47
  SECTION 5.07.  Limitation on Suits..............................................................................................47

  SECTION 5.08.  Unconditional Right of Holders To Receive Principal, Premium and Interest........................................48
  SECTION 5.09.  Restoration of Rights and Remedies...............................................................................48
  SECTION 5.10.  Rights and Remedies Cumulative...................................................................................48
  SECTION 5.11.  Delay or Omission Not Waiver.....................................................................................48
  SECTION 5.12.  Control by Holders...............................................................................................49
  SECTION 5.13.  Waiver of Past Defaults..........................................................................................49
  SECTION 5.14.  Undertaking for Costs............................................................................................49
  SECTION 5.15.  Waiver of Stay or Extension Laws.................................................................................49
  SECTION 5.16.  Enforcement of Remedies..........................................................................................50
ARTICLE VI The Trustee............................................................................................................50
  SECTION 6.01.  Certain Duties and Responsibilities..............................................................................50
  SECTION 6.02.  Notice of Defaults...............................................................................................50
  SECTION 6.03.  Certain Rights of Trustee........................................................................................50
  SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities...........................................................52
  SECTION 6.05.  May Hold Securities..............................................................................................52
  SECTION 6.06.  Money Held in Trust..............................................................................................52
  SECTION 6.07.  Compensation and Reimbursement...................................................................................52
  SECTION 6.08.  Disqualification; Conflicting Interest...........................................................................53
  SECTION 6.09.  Corporate Trustee Required; Eligibility..........................................................................53
  SECTION 6.10.  Resignation and Removal; Appointment of Successor................................................................53
  SECTION 6.11.  Acceptance of Appointment by Successor...........................................................................55
  SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business......................................................55
  SECTION 6.13.  Preferential Collection of Claims Against Company................................................................55
ARTICLE VII Holders' Lists and Reports by Trustee and Company.....................................................................55
  SECTION 7.01.  Company To Furnish Trustee Names and Addresses of Holders........................................................56
  SECTION 7.02.  Preservation of Information; Communications to Holders...........................................................56
  SECTION 7.03.  Reports by Trustee...............................................................................................56
  SECTION 7.04.  Reports by Company...............................................................................................57
ARTICLE VIII Consolidation, Merger, Conveyance, Transfer or Lease.................................................................57
  SECTION 8.01.  Company and the Subsidiary Guarantors May Consolidate, Etc., Only on Certain Terms...............................57
  SECTION 8.02.  Successor Substituted............................................................................................59
ARTICLE IX Supplemental Indentures................................................................................................60
  SECTION 9.01.  Supplemental Indentures Without Consent of Holders...............................................................60
  SECTION 9.02.  Supplemental Indentures with Consent of Holders..................................................................60
  SECTION 9.03.  Execution of Supplemental Indentures.............................................................................62
  SECTION 9.04.  Effect of Supplemental Indentures................................................................................62
  SECTION 9.05.  Conformity with Trust Indenture Act..............................................................................62
  SECTION 9.06.  Reference in Securities to Supplemental Indentures...............................................................62
ARTICLE X Covenants...............................................................................................................62
  SECTION 10.01. Payment of Principal, Premium and Interest.......................................................................62
  SECTION 10.02. Maintenance of Office or Agency..................................................................................62
  SECTION 10.03. Money for Security Payments To Be Held in Trust..................................................................63
  SECTION 10.04. Corporate Existence..............................................................................................64
  SECTION 10.05. Maintenance of Properties........................................................................................64

  SECTION 10.06. Payment of Taxes and Other Claims................................................................................64
  SECTION 10.07. Insurance........................................................................................................65
  SECTION 10.08. Restrictions on Funded Debt of Restricted Subsidiaries...........................................................65
  SECTION 10.09. Restriction on Sales with Leases Back............................................................................65
  SECTION 10.10. Restrictions on Secured Debt.....................................................................................66
  SECTION 10.11. Restrictions on Impairment of Security Interest..................................................................67
  SECTION 10.12. Restrictions on Amendments to Collateral Documents...............................................................67
  SECTION 10.13. Future Subsidiary Guarantors.....................................................................................68
  SECTION 10.14. Application of Collateral Proceeds...............................................................................68
  SECTION 10.15. Restrictions on Permitting Unrestricted Subsidiaries To Become Restricted Subsidiaries...........................70
  SECTION 10.16. Statement by Officers as to Default..............................................................................70
  SECTION 10.17. Waiver of Certain Covenants......................................................................................71
ARTICLE XI Redemption of Securities...............................................................................................71
  SECTION 11.01. Right of Redemption..............................................................................................71
  SECTION 11.02. Election To Redeem; Notice To Trustee............................................................................71
  SECTION 11.03. Selection by Trustee of Securities To Be Redeemed................................................................71
  SECTION 11.04. Notice of Redemption.............................................................................................72
  SECTION 11.05. Deposit of Redemption Price......................................................................................72
  SECTION 11.06. Securities Payable on Redemption Date............................................................................72
  SECTION 11.07. Securities Redeemed in Part......................................................................................73
ARTICLE XII Defeasance and Covenant Defeasance....................................................................................73
  SECTION 12.01. Company's Option To Effect Defeasance or Covenant Defeasance.....................................................73
  SECTION 12.02. Defeasance and Discharge.........................................................................................73
  SECTION 12.03. Covenant Defeasance..............................................................................................74
  SECTION 12.04. Conditions to Defeasance or Covenant Defeasance..................................................................74
  SECTION 12.05. Deposited Money and U.S. Government Obligations To Be Held in Trust; Other Miscellaneous Provisions..............75
  SECTION 12.06. Reinstatement....................................................................................................76

               Reconciliation and tie between Trust Indenture Act
                 of 1939 and Indenture dated as of June 27, 2001

     Trust Indenture                                                                         Indenture
       Act Section                                                                            Section
--------------------------                                                            -------------------------
310
           (a)(1)          .........................................................  6.09
           (a)(2)          .........................................................  6.09
           (a)(3)          .........................................................  Not Applicable
           (a)(4)          .........................................................  Not Applicable
           (b)             .........................................................  6.08
                           .........................................................  6.10
311
           (a)             .........................................................  6.13
           (b)             .........................................................  6.13
           (b) (2)         .........................................................  7.03
312
           (a)             .........................................................  7.01
                           .........................................................  7.02 (a)
           (b)             .........................................................  7.02 (b)
           (c)             .........................................................  7.02 (c)
313
           (a)             .........................................................  7.03 (a)
           (b)             .........................................................  7.03 (a)
           (c)             .........................................................  7.03 (a)
           (d)             .........................................................  7.03 (b)
314
           (a)             .........................................................  7.04
           (b)             .........................................................  Not Applicable
           (c) (1)         .........................................................  1.02
           (c) (2)         .........................................................  1.02
           (c) (3)         .........................................................  Not Applicable
           (d)             .........................................................  Not Applicable
           (e)             .........................................................  1.02
315
           (a)             .........................................................  6.01
           (b)             .........................................................  6.02
                           .........................................................  7.03 (a)
           (c)             .........................................................  6.01
           (d)             .........................................................  6.01
           (d) (1)         .........................................................  6.03
           (d) (2)         .........................................................  6.03
           (d) (3)         .........................................................  6.03
           (e)             .........................................................  5.14

     Trust Indenture                                                                         Indenture
       Act Section                                                                            Section
--------------------------                                                            -------------------------
316
           (a) (1) (A)     .........................................................  5.12
           (a) (1) (B)     .........................................................  5.13
           (a) (2)         .........................................................  Not Applicable
           (b)             .........................................................  5.08
317
           (a) (1)         .........................................................  5.03
           (a) (2)         .........................................................  5.04
           (b)             .........................................................  10.03
318
           (a)             .........................................................  1.07

-----------------------
Note: This is reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE, dated as of June 27, 2001, among Rite Aid Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 30 Hunter Lane, Camp Hill, Pennsylvania, 17011, each of the Subsidiary Guarantors named herein and State Street Bank and Trust Company, a Massachusetts trust company, as Trustee (herein called the "Trustee").


                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of $152,025,000 aggregate principal amount of its 12.50% Senior Secured Notes due 2006 (the "Securities") in substantially the tenor and amount hereinafter set forth, and to provide therefore, the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary (i) to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and (ii) to make this Indenture a valid agreement of the Company and the Subsidiary Guarantors, all in accordance with their respective terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE I

             Definitions and Other Provisions of General Application


                  SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings
            assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust
            Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term

            "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by the Company at the date of such computation; and

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

                  "Additional Second Priority Debt" means any indebtedness incurred by Rite Aid and guaranteed by the Subsidiary Guarantors after the Closing Date pursuant to the Second Priority Subsidiary Guarantee Agreement which is secured by the Second Priority Collateral on a pari passu basis with the other Second Priority Debt Obligations; provided, however, that (i) such indebtedness is permitted to be incurred, secured and guaranteed on such basis by each Senior Debt Document and each Second Priority Debt Document, (ii) the aggregate amount of such Additional Second Priority Debt does not exceed $300,000,000 at any time outstanding (it being understood that any amounts incurred in excess of such amount will not at any time qualify as Additional Second Priority Debt) and (iii) the Representative for the holders of such Additional Second Priority Debt shall have become party to the Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section
10.12 thereof. Additional Second Priority Debt shall include any Registered Equivalent Notes issued in exchange for Additional Second Priority Debt initially sold in a Rule 144A or other private placement transaction.

                  "Additional Second Priority Debt Documents" means, with respect to any series, issue or class of Additional Second Priority Debt, the promissory notes, indentures or other operative agreements evidencing or governing such indebtedness, as furnished pursuant to Section 10.12 of the Intercreditor Agreement.

                  "Additional Second Priority Debt Facility" means the indenture or other governing agreement with respect to any Additional Second Priority Debt.

                  "Additional Second Priority Debt Obligations" means, with respect to any series, issue or class of Additional Second Priority Debt, (i) all principal of and interest (including without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on such Additional Second Priority Debt, (ii) all other amounts payable by the Borrower to the related Additional Second Priority Debt Parties under the related Additional Second Priority Debt Documents and (iii) any renewals or extensions of the foregoing.

                  "Additional Second Priority Debt Parties" means, with respect to any series, issue or class of Additional Second Priority Debt, the holders of such indebtedness, any trustee or agent therefor under any related Additional Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by Rite Aid or any Obligor under any related Additional Second Priority Debt Documents, but shall not include the Obligors or any controlled Affiliates thereof.

                  "Additional Senior Second Priority Debt" means any indebtedness incurred by Rite Aid and guaranteed by the Subsidiary Guarantors pursuant to the Second Priority Subsidiary Guarantee Agreement after the Closing Date which is secured by the Second Priority Collateral on a pari passu basis with the Synthetic Lease Obligations; provided, however, that (i) such indebtedness is permitted to be incurred, secured and guaranteed on such basis by each Senior Debt Document and each Second Priority Debt Document, (ii) the aggregate amount of such Additional Senior Second Priority Debt does not exceed $93,000,000 at any time outstanding (it being understood that any amounts incurred in excess of such amount will not at any time qualify as Additional Senior Second Priority Debt) and (iii) the Representative for the holders of such Additional Senior Second Priority Debt shall have become party to the Intercreditor Agreement pursuant to, and by satisfying the conditions set forth in, Section 10.12 thereof. Additional Senior Second Priority Debt shall include any Registered Equivalent Notes issued in exchange for Additional Senior Second Priority Debt initially sold in a Rule 144A or other private placement transaction.

                  "Additional Senior Second Priority Debt Documents" means, with respect to any series, issue or class of Additional Senior Second Priority Debt, the promissory notes, indentures or other operative agreements evidencing or governing such indebtedness, as furnished pursuant to Section 10.12 of the Intercreditor Agreement.

                  "Additional Senior Second Priority Debt Facility" means the indenture or other governing agreement with respect to any Additional Senior Second Priority Debt.

                  "Additional Senior Second Priority Debt Obligations" means, with respect to any series, issue or class of Additional Senior Second Priority Debt, (i) all principal of and interest (including without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on such Additional Senior Second Priority Debt, (ii) all other amounts payable by the Company to the related Additional Senior Second Priority Debt Parties under the related Additional Senior Second Priority Debt Documents and (iii) any renewals or extensions of the foregoing.

                  "Additional Senior Second Priority Debt Parties" means, with respect to any series, issue or class of Additional Senior Second Priority Debt, the holders of such indebtedness, any trustee or agent therefore under any related Additional Senior Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by Rite Aid or any Obligor under any related Additional Senior Second Priority Debt Documents, but shall not include the Obligors or any controlled Affiliates thereof.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Member" means any member of, or participant in, the Depositary.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

                  "Attributable Debt" means, as to any particular Sale and Leaseback Transaction under which the Company or any Restricted Subsidiary is at the time liable, at any date as of which the amount thereof is to be determined
(i) in the case of any such transaction involving a Capital Lease, the amount on such date of the Capital Lease Obligation thereunder, or (ii) in the case of any other such Sale and Leaseback Transaction, the then present value of the minimum rental obligation under such transaction during the remaining term thereof (after giving effect to any extensions at the option of the lessor) computed by discounting the respective rental payments at the actual interest factor included in such payment, or, if such interest factor included in such payment, or, if such interest factor cannot be readily determined, at the rate per annum equal to the rate of interest on the Securities. The amount of any rental payment required to be made under any such Sale and Leaseback Transaction not involving a Capital Lease may exclude amounts required to be paid by the lessee on account of maintenance and repairs, insurance, taxes, assessments, utilities, operating and labor costs and similar charges.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Bankruptcy Proceeding" means any proceeding under Title 11 of the U.S. Code or any other Federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York, New York, Hartford, Connecticut or Boston, Massachusetts are authorized or obligated by law, regulation, executive order or governmental decree to close.

                  "Capital Lease" means any lease of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee's balance sheet; and "Capital Lease Obligation" means the amount of the liability so capitalized or disclosed (or which should be so disclosed) in a note in respect of a Capital Lease.

                  "Capital Stock" means, with respect to any Person, any shares or other equivalents (however designated) of any class of corporate stock or partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest in such Person, including preferred stock, but excluding any debt security convertible or exchangeable into such equity interest.

                  "Casualty/Condemnation" means any action or proceeding for the taking of any assets of the Company or its Subsidiaries, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any similar public improvement or condemnation proceeding.

                  "Closing Date" means June 27, 2001.

                  "Collateral" means the Senior Collateral and the Second Priority Collateral.

                  "Collateral Documents" means (a) the Senior Collateral Documents and (b) the Second Priority Collateral Documents.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee.

                  "Consolidated Funded Debt" means the total of all outstanding Funded Debt of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles.

                  "Consolidated Net Tangible Assets" means (a) the total amount of assets (less applicable reserves and other properly deductible items) which under generally accepted accounting principles would be included on a consolidated balance sheet of the Company and its Restricted Subsidiaries after deducting therefrom (i) all liabilities and liability items, including amounts in respect of obligations or guarantees of obligations under leases, which under generally accepted accounting principles would be included on such balance sheet, except Funded Debt, capital stock and surplus, surplus reserves and provisions for deferred income taxes, and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case under generally accepted accounting principles would be included on such consolidated balance sheet, less (b) the amount which would be so included on such consolidated balance sheet for Investments (less applicable reserves) (i) made in Unrestricted Subsidiaries or (ii) made in corporations while they were Unrestricted Subsidiaries but which at the time of computation are not Subsidiaries of the Company.

                  "Corporate Trust Office" means the principal corporate trust office of the Trustee in the City of Boston, State of Massachusetts, at which at any particular time its corporate trust business shall be administered.

                  "corporation" means a corporation, association, company, limited liability company, joint-stock company, partnership or business trust.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section
3.08.

                  "Depositary" means, with respect to any Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Securities (or any successor securities clearing agency so registered).

                  "DTC" means The Depository Trust Company, a New York corporation.

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

                  "Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of June 27, 2001, among the Company, each of the Subsidiary Guarantors and the Holders from time to time as provided therein, as such agreement may be amended from time to time.

                  "Exchange Note Documents" means the Securities, this Indenture and the Exchange and Registration Rights Agreement.

                  "Exchange Note Obligations" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on the Securities, (ii) all other amounts payable by the Company to the Exchange Note Parties under the Exchange Note Documents, and (iii) any renewals and extensions of the foregoing.

                  "Exchange Note Parties" means the Holders, the Trustee and the beneficiaries of each indemnification obligation undertaken by the Company or any other Obligor under any Exchange Note Document but shall not include the Obligors or any controlled Affiliate thereof.

                  "Exchange Offer" means an offer made by the Company pursuant to the Exchange and Registration Rights Agreement under an effective registration statement under the Securities Act to exchange securities substantially identical to Outstanding Securities (except for the differences provided for herein) for Outstanding Securities.

                  "Exchange Registration Statement" means a registration statement of the Company under the Securities Act registering Exchange Securities for distribution pursuant to the Exchange Offer.

                  "Exchange Securities" means the Securities issued pursuant to the Exchange Offer and their Successor Securities.

                  "Exempt Securities" means the Securities acquired by Holders from the Company pursuant to the Note Exchange Agreement.

                  "Funded Debt" means any indebtedness for money borrowed, created, issued, incurred, assumed or guaranteed, whether secured or unsecured, maturing more than one year after the date of determination thereof and any indebtedness, regardless of its term, renewable pursuant to the terms thereof or of a revolving credit or similar agreement effective for more than one year after the date of the creation of the indebtedness, which would, in accordance with generally accepted accounting practice, be classified as funded debt but shall not include:

                  (a) any indebtedness for the payment, redemption or
            satisfaction of which money (or evidences of indebtedness, if permitted under the instrument creating such indebtedness) in the necessary amount shall have been deposited in trust with the Trustee or proper depository either at or before maturity or redemption date thereof; or

                  (b) guarantees arising in connection with the sale, discount, guarantee or pledge of Securities, chattel mortgages, leases, accounts receivable, trade acceptances and other paper arising, in the ordinary course of business, out of installment or conditional sales to or by, or transactions involving title retention with, distributors, dealers or other customers of merchandise, equipment or services or guarantees other than guarantees of indebtedness for borrowed money; or

                  (c) any liability resulting from the capitalization of lease rentals.

                  "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "indebtedness" means (i) all items of indebtedness or liability (except capital and surplus) which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which indebtedness is to be determined, (ii) indebtedness secured by any Mortgage existing on property owned subject to such Mortgage, whether or not the indebtedness secured thereby shall have been assumed, and (iii) guarantees, endorsements (other than for purposes of collection) and other contingent obligations in respect of, or to purchase or otherwise acquire, indebtedness of others, unless the amount thereof is included in indebtedness under the preceding clauses (i) or (ii); provided, however, that any obligations or guarantees of such obligations or guarantees of obligations in respect of lease rentals, whether or not such obligations or guarantees of obligations would be included as liabilities on a consolidated balance sheet of the Company and its Restricted Subsidiaries, shall not be included in indebtedness.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Intercreditor Agreement" means the Collateral Trust and Intercreditor Agreement, dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, the Second Priority Collateral Trustee, the Senior Collateral Agent, State Street Bank and Trust Company, as trustee under the Company's 10.5% Senior Secured Notes due 2002, Wells Fargo Bank Northwest, National Association, as collateral agent for the Synthetic Lease Parties under the Synthetic Lease Documents, the Trustee and each Second Priority Representative.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Investments" mean and include all investments, whether by acquisition of stock or indebtedness, or by loan, advance, transfer of property, capital contribution or otherwise, made by the Company or by any Restricted Subsidiary, and shall include all guarantees, direct or indirect, by the Company or any Restricted Subsidiary of any indebtedness of an Unrestricted Subsidiary which by its term matures 12 months or less from the time of computation of the amount thereof to the extent not included as a liability or liability item on the consolidated balance sheet of the Company and its Restricted Subsidiaries, but shall not include accounts receivable of the Company or of any Restricted Subsidiary arising from the sale of merchandise in the ordinary course of business.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Mortgage" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

                  "Note Exchange Agreement" means the agreement between the Company and the entities party thereto, dated as of June 27, 2001 pursuant to which the Company has issued the Original Securities in exchange for $152,025,000 aggregate principal amount of the 10.50% Notes.

                  "Notice of Default" shall have the meaning specified in
Section 5.01(4).

                  "Obligors" means the Company, the Subsidiary Guarantors and any other Person who is liable for any of the Secured Obligations.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion in form and substance reasonably satisfactory to the Trustee, of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "Original Securities" means all Securities other than Exchange Securities.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or
            delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities which have been transferred pursuant to
            Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                  (iv) Securities paid pursuant to Section 3.07;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Refinance" means, in respect of any indebtedness, to refinance, extend, renew, refund, repay, prepay, repurchase, redeem, defease or retire, or to issue other indebtedness, in exchange or replacement for, such indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "Registered Equivalent Notes" means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC.

                  "Registration Default" means the occurrence of any of the following events: (i) the Company has not filed the Exchange Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to the Exchange and Registration Rights Agreement, (ii) the Exchange Registration Statement or Shelf

Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective under the requirements of the Exchange and Registration Rights Agreement, (iii) the Exchange Offer has not been completed on or before the date required by the Exchange and Registration Rights Agreement or (iv) any Exchange Registration Statement or Shelf Registration Statement required to be filed pursuant to the Exchange and Registration Rights Agreement is filed and declared effective but shall thereafter cease to be effective without being again effective within 30 days or being succeeded within 30 days by an additional Exchange Registration Statement or Shelf Registration Statement filed and declared effective.

                  "Registration Default Period" means any period during which a Registration Default has occurred and is continuing.

                  "Regular Record Date" means the date that is the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date.

                  "Replacement Second Priority Debt" means indebtedness incurred by Rite Aid after the Closing Date in exchange for, or the proceeds of which are used to repay and refinance, any Exchange Notes, any Additional Second Priority Debt or any other Replacement Second Priority Debt theretofore issued, and which is guaranteed by the Subsidiary Guarantors pursuant to the Second Priority Subsidiary Guarantee Agreement and secured on a pari passu basis with any such Exchange Notes, Additional Second Priority Debt or previously issued Replacement Second Priority Debt; provided, however, that (i) the terms of any such Replacement Second Priority Debt and of the related Replacement Second Priority Debt Documents are permitted by the Senior Loan Documents, (ii) the maturity of such Replacement Second Priority Debt is no earlier than the later of the maturity of the indebtedness being refinanced and January 1, 2006, and the weighted average life thereof is no less than that of the indebtedness being refinanced, (iii) the terms relating to amortization and the other material terms of such Replacement Second Priority Debt are no less favorable in any material respect of the Company and the Subsidiaries or the Senior Bank Parties than the terms of any agreement or instrument governing the indebtedness being refinanced and the interest rate applicable thereto does not exceed then current market interest rates and (iv) the principal amount of such Replacement Second Priority Debt does not exceed the principal amount of the indebtedness being refinanced which is outstanding immediately prior to such refinancing. Replacement Second Priority Debt shall include any Registered Equivalent Notes issued in exchange for Replacement Second Priority Debt initially sold in a Rule 144A or other private placement transaction.

                  "Replacement Second Priority Debt Documents" means, with respect to any series, issue or class of Replacement Second Priority indebtedness, the promissory notes, indentures or other operative agreements evidencing or governing such indebtedness, as furnished pursuant to Section
10.12 of the Intercreditor Agreement.

                  "Replacement Second Priority Debt Facility" means the indenture or other governing agreement with respect to any Replacement Second Priority Debt.

                  "Replacement Second Priority Debt Obligations" means, with respect to any series, issue or class of Replacement Second Priority Debt, (i) all principal of and interest (including without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on such Replacement Second Priority Debt, (ii) all other amounts payable by the Company to the related Replacement Second Priority Debt parties under the related Replacement Second Priority Debt Documents and (iii) any renewals or extensions of the foregoing.

                  "Replacement Second Priority Debt Parties" means, with respect to any series, issue or class of Replacement Second Priority Debt, the holders of such indebtedness, any trustee or agent therefor under any related Replacement Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by Rite Aid or any Obligor under any related Replacement Second Priority Debt Documents, but shall not include the Obligors or any controlled Affiliates thereof.

                  "Replacement Senior Second Priority Debt" means indebtedness incurred by Rite Aid after the Closing Date in exchange for, or the proceeds of which are used to repay and refinance, any Attributable Debt in respect of Synthetic Lease Obligations, any Additional Senior Second Priority Debt or any other Replacement Senior Second Priority Debt theretofore issued, and which is guaranteed by the Subsidiary Guarantors pursuant to the Second Priority Subsidiary Guarantee Agreement and secured on a pari passu basis with any such Synthetic Lease Obligations, Additional Senior Second Priority Debt or previously issued Replacement Senior Second Priority Debt; provided, however, that (i) the terms of any such Replacement Senior Second Priority Debt and of the related Replacement Senior Second Priority Debt Documents are permitted by the Senior Loan Documents, (ii) the maturity of such Replacement Senior Second Priority Debt is no earlier than the later of the maturity of the indebtedness being refinanced and January 1, 2006, and the weighted average life thereof is no less than that of the indebtedness being refinanced, (iii) the terms relating to amortization and the other material terms of such Replacement Senior Second Priority Debt are no less favorable in any material respect to the Company and the Subsidiaries or the Senior Bank Parties than the terms of any agreement or instrument governing the indebtedness being refinanced and the interest rate applicable thereto does not exceed then current market interest rates and (iv) the principal amount (or Attributable Debt amount) of such Replacement Senior Second Priority Debt does not exceed the principal amount (or Attributable Debt amount) of the indebtedness or Attributable Debt being refinanced which is outstanding immediately prior to such refinancing. Replacement Senior Second Priority Debt shall include any Registered Equivalent Notes issued in exchange for Replacement Senior Second Priority Debt initially sold in a Rule 144A or other private placement transaction.

                  "Replacement Senior Second Priority Debt Documents" means, with respect to any series, issue or class of Replacement Senior Second Priority Debt, the promissory notes, indentures or other operative agreements evidencing or governing such indebtedness, as furnished pursuant to Section 10.12 of the Intecreditor Agreement.

                  "Replacement Senior Second Priority Debt Facility" means the indenture or other governing agreement with respect to any Replacement Senior Second Priority Debt.

                  "Replacement Senior Second Priority Debt Obligations" means, with respect to any series, issue or class of Replacement Senior Second Priority Debt, (i) all principal of and interest (including without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on such Replacement Senior Second Priority Debt, (ii) all other amounts payable by the Company to the related Replacement Senior Second Priority Debt Parties under the related Replacement Senior Second Priority Debt Documents and (iii) any renewals or extensions of the foregoing.

                  "Replacement Senior Second Priority Debt Parties" means, with respect to any series, issue or class of Replacement Senior Second Priority Debt, the holders of such indebtedness, any trustee or agent therefor under any related Replacement Senior Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by Rite Aid or any Obligor under any related Replacement Senior Second Priority Debt Documents, but shall not include the Obligors or any controlled Affiliates thereof.

                  "Representatives" means each of the Senior Collateral Agent, the trustee under the 10.5% Note Indenture and the Second Priority Representatives.

                  "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Global Securities" means all Global Securities required pursuant to Section 3.06(c) to bear a Restricted Securities Legend.

                  "Restricted Securities" means all Securities required pursuant to Section 3.06(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Securities.

                  "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section
2.02 to be placed upon a Restricted Security.

                  "Restricted Subsidiary" means any Subsidiary, whether existing on or after the date of this Indenture, unless such Subsidiary is an Unrestricted Subsidiary.

                  "Sale and Leaseback Transaction" has the meaning specified in
Section 10.09.

                  "Second Priority Collateral" means all the "Second Priority Collateral" as defined in any Second Priority Collateral Document and shall also include the mortgaged properties described in the Senior Credit Facility and the proceeds thereof.

                  "Second Priority Collateral Documents" means the Second Priority Mortgages, the Second Priority Subsidiary Security Agreement, the Second Priority Subsidiary Guarantee Agreement, the Second Priority Indemnity, Subrogation and Contribution Agreement, the Intercreditor Agreement and each of the mortgages, security agreements and other instruments and documents executed and delivered by any Subsidiary Guarantor pursuant to any of the foregoing for purposes of providing collateral security or credit support for any Second Priority Debt Obligation or obligation under the Second Priority Subsidiary Guarantee Agreement.

                  "Second Priority Collateral Trustee" means Wilmington Trust Company, in its capacity as collateral trustee under the Intercreditor Agreement and the Second Priority Collateral Documents, and its successors.

                  "Second Priority Debt Documents" means the Exchange Note Documents, the Synthetic Lease Documents, the Additional Senior Second Priority Debt Documents, if any, the Additional Second Priority Debt Documents, if any, the Replacement Senior Second Priority Debt Documents, if any, the Replacement Second Priority Debt Documents, if any, and the Second Priority Collateral Documents.

                  "Second Priority Debt Obligations" means the collective reference to the Exchange Note Obligations, the Synthetic Lease Obligations, the Additional Senior Second Priority Debt Obligations, if any, the Additional Second Priority Debt Obligations, if any, the Replacement Senior Second Priority Debt Obligations, if any, and the Replacement Second Priority Debt Obligations, if any.

                  "Second Priority Debt Parties" means the Exchange Note Parties, the Synthetic Lease Parties, the Additional Senior Second Priority Debt Parties, if any, the Additional Second Priority Debt Parties, if any, the Replacement Senior Second Priority Debt Parties, if any, the Replacements Second Priority Debt Parties, if any, and the Second Priority Collateral Trustee.

                  "Second Priority Facilities" means this Indenture, the Synthetic Lease Facilities, any Additional Senior Second Priority Debt Facilities, any Additional Second Priority Debt Facilities, any Replacement Senior Second Priority Debt Facilities and any Replacement Second Priority Debt Facilities.

                  "Second Priority Indemnity, Subrogation and Contribution Agreement" means the Second Priority Indemnity, Subrogation and Contribution Agreement, dated as of June 27, 2001, among the Company, the Subsidiary Guarantors and the Second Priority Collateral Trustee.

                  "Second Priority Lien" means the liens on the Second Priority Collateral in favor of the Second Priority Debt Parties under the Second Priority Collateral Documents.

                  "Second Priority Mortgages" means the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents which create a lien in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties, delivered pursuant to the Second Priority Debt Documents.

                  "Second Priority Representative" means, in respect of a Second Priority Facility, the Trustee, the collateral agent under the Synthetic Lease Facility and the administrative agent or agent under each other Second Priority Facility, as the case may be, and each of their successors in such capacities.

                  "Second Priority Subsidiary Guarantee Agreement" means the Second Priority Subsidiary Guarantee Agreement, dated as of June 27, 2001, made by the Subsidiary Guarantors (including any additional Subsidiary Guarantor becoming party thereto after the Closing Date) in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties.

                  "Second Priority Subsidiary Security Agreement" means the Second Priority Subsidiary Security Agreement, dated as of June 27, 2001, made by the Subsidiary Guarantors (including any additional Subsidiary Guarantor becoming party thereto after the Closing Date) in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties.

                  "Secured Debt" means indebtedness for money borrowed which is secured by a mortgage, pledge, lien, security interest or encumbrance on property of the Company or any Restricted Subsidiary, but shall not include guarantees arising in connection with the sale, discount, guarantee or pledge of notes, chattel mortgages, leases, accounts receivable, trade acceptances and other paper arising, in the ordinary course of business, out of installment or conditional sales to or by, or transactions involving title retention with, distributors, dealers or other customers, of merchandise, equipment or services.

                  "Secured Obligations" means the Senior Obligations and the Second Priority Debt Obligations.

                  "Securities" means Securities designated in the first paragraph of the RECITALS OF THE COMPANY and includes the Original Securities and the Exchange Securities.

                  "Securities Act" means the Securities Act of 1933, as it may be amended and any successor act thereto.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.06 Ca).

                  "Senior Bank" means a "Bank" as defined in the Senior Credit Facility.

                  "Senior Bank Obligations" means (i) the principal of each loan made under the Senior Credit Facility, (ii) all reimbursement and cash collateralization obligations in respect of letters of credit issued under the Senior Credit Facility, (iii) all monetary obligations of the Company or any Subsidiary under each Senior Interest Rate Agreement (as defined in the Senior Credit Facility) entered into (x) prior to the Closing Date with any counterparty that was a Senior Bank (or an Affiliate thereof) on the Closing Date or (y) on or after the Closing Date with any counterparty that was a Senior Bank (or an Affiliate thereof) at the time such Senior Interest Rate Agreement was entered into, (iv) all interest on the loans, letter of credit reimbursement and other obligations under the Senior Credit Facility or such Senior Interest Rate Agreements (including, without limitation) any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company or any Subsidiary Guarantor, whether or not allowed or allowable as a claim in such proceeding),
(v) all other amounts payable by the Company under the Senior Loan Documents and
(vi) all increases, renewals, extensions and refinancings of the foregoing; provided, however, that the principal amount of the indebtedness under the Senior Credit Facility included in the Senior Bank Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Intercreditor Agreement as in effect on the Closing Date.

                  "Senior Bank Parties" means each party to the Senior Credit Facility other than any Obligor, each counterparty to a Senior Interest Rate Agreement, the beneficiaries of each indemnification obligation undertaken by the Company or any other Obligor under any Senior Loan Document, and the successors and permitted assigns of each of the foregoing.

                  "Senior Collateral" means all the "Senior Collateral" as defined in any Senior Collateral Document and shall also include the mortgaged properties described in the Senior Credit Facility and the proceeds thereof.

                  "Senior Collateral Agent" means Citicorp USA, Inc., in its capacity as Senior Collateral Agent under the Senior Collateral Documents, and its successors.

                  "Senior Collateral Disposition" means (i) any sale, transfer or other disposition of Senior Collateral (including any property or assets that would constitute Senior Collateral but for the release of the Senior Lien and the Second Priority Lien with respect thereto in connection with such sale, transfer or other disposition), other than a Permitted Disposition (as defined in the Collateral Documents), or (ii) a Casualty/Condemnation with respect to Senior Collateral.

                  "Senior Collateral Documents" means the Senior Mortgages, the Senior Subsidiary Security Agreement, the Senior Subsidiary Guarantee Agreement, the Senior Indemnity, Subrogation and Contribution Agreement, the Intercreditor Agreement and each of the mortgages, security agreements and other instruments and documents executed and delivered by any Subsidiary Guarantor pursuant to any of the foregoing or pursuant to the Senior Credit Facility or for purposes of providing collateral security or credit support for any Senior Obligation or obligation under the Senior Subsidiary Guarantee Agreement.

                  "Senior Credit Facility" means the Senior Credit Agreement, dated as of June 27, 2001 (as amended, modified, supplemented or Refinanced from time to time), among the Company, the Senior Banks and the Senior Collateral Agent.

                  "Senior Debt Documents" means the Senior Loan Documents and the 10.50% Note Documents.

                  "Senior Facilities" means the Senior Credit Facility and the 10.50% Note Indenture.

                  "Senior Indemnity, Subrogation and Contribution Agreement" means the Senior Indemnity, Subrogation and Contribution Agreement, dated as of June 27, 2001 among the Company, the Subsidiary Guarantors (including Subsidiary Guarantors becoming party thereto after the Closing Date) and the Senior Collateral Agent.

                  "Senior Lien" means the liens on the Senior Collateral in favor of the Senior Secured Parties under the Senior Collateral Documents.

                  "Senior Loan Documents" means the Senior Credit Facility, the Notes referred to in the Senior Credit Facility, each Senior Interest Rate Agreement, and the Senior Collateral Documents.

                  "Senior Mortgages" means the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents delivered pursuant to the Senior Credit Agreement.

                  "Senior Obligations" means (a) the Senior Bank Obligations and
(b) the 10.5% Note Obligations.

                  "Senior Secured Parties" means (a) the Senior Bank Parties and
(b) the 10.5% Note Parties.

                  "Senior Subsidiary Guarantee Agreement" means the Senior Subsidiary Guarantee Agreement, made by the Subsidiary Guarantors (including Subsidiary Guarantors that become parties thereto after the Closing Date) in favor of the Senior Collateral Agent for the benefit of the Senior Parties.

                  "Senior Subsidiary Security Agreement" means the Senior Subsidiary Security Agreement, made by the Subsidiary Guarantors (including Subsidiary Guarantors that become parties thereto after the Closing Date) in favor of the Senior Collateral Agent for the benefit of the Senior Secured Parties.

                  "Shelf Registration Statement" means a shelf registration statement under the Securities Act filed by the Company, if required by, and meeting the requirements of, the Exchange and Registration Rights Agreement, registering Original Securities for resale.

                  "Specified Debt Financings" means the Additional Senior Second Priority Debt, the Additional Second Priority Debt and any Debt or Attributable Debt permitted by Section 5.20(i) of the Senior Credit Facility.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by Trustee pursuant to Section 3.08.

                  "Stated Maturity" means, with respect to any Security, the date specified in such Security as the fixed date on which the final payment of principal of such Security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

                  "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

                  "Subsidiary Guarantor" means each Subsidiary that is party to the Senior Subsidiary Guarantee Agreement, the Second Priority Subsidiary Guarantee Agreement or any other Senior Collateral Document or Second Priority Collateral Document.

                  "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purpose of this definition, any Security authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Synthetic Lease" means a lease which is treated as an operating lease under generally accepted accounting principles but as ownership of the leased asset by the lessee for purposes of the Internal Revenue Code.

                  "Synthetic Lease Documents" means the documents governing the Synthetic Lease Facility.

                  "Synthetic Lease Facility" means the Synthetic Lease entered into by Rite Aid Realty Corp. and guaranteed by Rite Aid on the Closing Date having an aggregate discounted present value of approximately $107,000,000.

                  "Synthetic Lease Obligations" means all rent and supplemental rent, all fees and all other expenses or amounts payable by Rite Aid Realty Corp. or Rite Aid to any Synthetic Lease Parties under any Synthetic Lease Document.

                  "Synthetic Lease Parties" means all parties to the Synthetic Lease Documents other than the Obligors.

                  "10.50% Note Documents" means the 10.50% Notes and the 10.50%
Note Indenture and Exchange and Registration Rights Agreement among the State Street Bank and Trust Company, as trustee, Rite Aid and the Subsidiary Guarantors.

                  "10.50% Note Indenture" means the Indenture dated as of June 14, 2000, among Rite Aid, the Subsidiary Guarantors and State Street Bank and Trust Company, as trustee, relating to the 10.50% Notes.

                  "10.50% Note Obligation Payment Date" means the date on which all 10.50% Note Obligations have been paid in full.

                  "10.50% Note Obligations" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on the 10.50% Notes, (ii) all other amounts payable by the Company to the 10.50% Note Parties under the 10.50% Note Documents, and (iii) any renewals or extensions of any of the foregoing.

                  "10.50% Note Parties" means the holders from time to time of the 10.50% Notes, the trustee under the 10.50% Note Indenture and the beneficiaries of each indemnification obligation undertaken by Rite Aid or any other Obligor under any 10.50% Note Document, but shall not include the Obligors or any controlled Affiliate thereof.

                  "10.50% Notes" means the 10.50% Senior Secured Notes Due 2002 of Rite Aid issued pursuant to the 10.50% Note Indenture prior to the Closing Date and any Registered Equivalent Notes issued in exchange therefor.

                  "Triggering Event" means (x) the occurrence of any Event of Default and, as a result thereof, (A) the acceleration (including any automatic acceleration in connection with any Bankruptcy Proceeding) of the principal amount of any Senior Obligations or Second Priority Debt Obligations under the terms of any Senior Loan Document or any Second Priority Debt Document or (B) the commencement of the exercise of remedies in respect of Collateral, and (y) in either case, receipt by the Second Priority Collateral Trustee of written notice thereof from the Senior Collateral Agent (in the case of any such Event of Default arising under the Senior Debt Documents) or receipt by the Senior Collateral Agent and the Second Priority Collateral Trustee of written notice thereof from any Second Priority Representative (in the case of any such Event of Default arising under any Second Priority Debt Document)

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 9.05; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Unrestricted Subsidiary" means (a) any Subsidiary which, in accordance with the provisions of this Indenture, has been designated by a Board Resolution as an Unrestricted Subsidiary, in each case unless and until such Subsidiary shall, in accordance with the provisions of this Indenture, be designated by Board Resolution as a Restricted Subsidiary; and (b) any Subsidiary a majority of the Voting Stock of which shall at the time be owned directly or indirectly by one or more Unrestricted Subsidiaries.

                  "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such obligation evidenced by such depository receipt or a specific payment of interest on or principal of any such obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the obligation set forth in
(i) or (ii) above or the specific payment of interest on or principal of such obligation evidenced by such depository receipt

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "Wholly-owned Restricted Subsidiary" means a Restricted Subsidiary of which at least 99% of the outstanding Voting Stock (other than directors' qualifying shares) is at the time, directly or indirectly, owned by the Company, or by one or more Wholly-owned Restricted Subsidiaries, or by the Company and one or more Wholly-owned Restricted Subsidiaries.

                  SECTION 1.02. Compliance Certification and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required by the Trustee under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the
            examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03. Form of Documents Delivered To Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04. Acts of Holders; Record Date. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act." of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 1.05. Notices, Etc., To Trustee and the Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be
            sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                  (2) the Company or any Subsidiary Guarantor by the Trustee or
            by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 1.06. Notice To Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.07. Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act, that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

                  SECTION 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company or any Subsidiary Guarantor shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12. Governmental Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

                  SECTION 1.13. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, or Redemption Date, or at the Stated Maturity, as the case may be, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE II

                                 Security Forms

                  SECTION 2.01. Forms Generally; Initial Forms of Exempt Securities. The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                  Upon their original issuance, the Exempt Securities shall be issued in the form of one or more Global Securities without interest coupons registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, in New York, New York, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities, are collectively herein called the "Restricted Global Securities".

                  SECTION 2.02. Form of Face of Security. [If the Security is a Restricted Security, then insert - - THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER (I) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON WHICH THIS SECURITY WAS HELD BY THE COMPANY OR ANY AFFILIATE OF THE COMPANY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE UNDER RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT (IF AVAILABLE); AND (II) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE (UNLESS THIS CERTIFICATE IS HELD IN GLOBAL
FORM) WITHIN TWO YEARS (OR SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(k) (OR ANY SUCCESSOR PROVISION) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON WHICH THIS SECURITY WAS HELD BY THE COMPANY OR ANY AFFILIATE OF THE COMPANY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS SECURITY TO THE TRUSTEE. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS; AND

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY

ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN THE ABOVE PARAGRAPH.

                  THIS SECURITY WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER UNLESS THE REGISTRAR OR TRANSFER AGENT IS SATISFIED THAT THE RESTRICTIONS ON TRANSFER SET FORTH ABOVE HAVE BEEN COMPLIED WITH, ALL AS PROVIDED IN THE INDENTURE.]

                  [If the Security is a Global Security, then insert - - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                  [If the Security is a Global Security and The Depository Trust Company is to be the Depositary therefor, then insert - - UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]



                              RITE AID CORPORATION
         $___,000,000......   12.50%     Senior Secured Notes           due 2006

No.                                                               CUSIP:  ______

                  Rite Aid Corporation, a Delaware corporation (hereinafter called the "Company"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum set forth on Schedule A hereof on September 15, 2006, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on March 15 and September 15 of each year (each, an "Interest Payment Date"), on said principal sum at a rate of 12.50% per annum, at such office or agency, in like coin or currency, from the March 15 or September 15, as the case may be, to which interest on the

Securities has been paid preceding the date hereof (unless the date hereof is a March 15 or a September 15 to which interest has been paid, in which case from the date hereof, or unless the date hereof is prior to any interest having been paid, in which case from June 27, 2001) until payment of said principal sum has been made or duly provided for. If the Company shall default in the payment of interest when due on such March 15 or September 15, then this Security shall bear interest from the next preceding date to which interest has been paid, or, if no interest has been paid, from June 27, 2001. The interest so payable on any March 15 or September 15 shall be paid to the person in whose name this Security shall be registered at the close of business on the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date (each, a "Regular Record Date"). For purposes of this Security, "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York, New York, Hartford, Connecticut or Boston, Massachusetts are authorized or obligated by law, regulation, executive order or governmental decree to be closed.

                  If and to the extent the Company shall default in the payment of the interest due on any interest payment date, such defaulted interest shall be paid to the person in whose name this Security is registered at the close of business on a record date established for such payment by notice by or on behalf of the Company to the holders of the Securities mailed by first-class mail not less than fifteen days prior to such record date to their last address as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. The Company may pay interest by check mailed to the holder's address as it appears on the Security register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Trustee under the Indenture referred to on the reverse hereof.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.



                                                 RITE AID CORPORATION,



                                                 By: ___________________________
                                                     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities referred to in the within-mentioned Indenture.



                                                     STATE STREET BANK AND TRUST
                                                       COMPANY, as Trustee,



                                                     ---------------------------
                                                     Authorized Officer

                           Form of Reverse of Security


                              RITE AID CORPORATION

                      12.50% Senior Secured Notes due 2006

                  Indenture. (a) This Security is the duly authorized issue of debt securities of the Company (herein referred to as the "Securities"), all issued or to be issued under and pursuant to an indenture, dated as of June 27, 2001 (as amended, modified and supplemented from time to time, the "Indenture"), among the Company, certain Subsidiaries of the Company party thereto (the "Subsidiary Guarantors") and State Street Bank and Trust Company, as Trustee (herein referred to as the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Subsidiary Guarantors and the holders (the words "holders", "holder", "Securityholders" or "Securityholder" mean the registered holder(s)) of the Securities.

                  This Security is the 12.50% Senior Secured Notes due 2006 of the Company and is limited in aggregate principal amount to $152,025,000.

                  All capitalized terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  Certain Covenants. The Indenture restricts the Company's and each of the Subsidiary Guarantor's ability to merge, consolidate or sell substantially all of its assets. In addition, the Company is obliged to abide by certain covenants, including covenants limiting the amount of debt it may incur, as well as its ability to enter into sale and leaseback transactions, a covenant requiring it to maintain its material properties, and a covenant requiring it to pay or discharge all taxes, all as more fully described in the Indenture. All of such covenants are subject to the covenant defeasance procedures outlined in the Indenture.

                  In the event of certain sales, transfers, or other dispositions of, or casualties or other insured damages to, or any takings under power of eminent domain or by condemnation or similar proceedings of, certain assets that constitute Collateral, under certain circumstances, a portion of the proceeds of such sales, transfers, dispositions, casualties or condemnations shall be deposited into an account held by the Trustee in accordance with the terms of the Indenture. When the proceeds in such account exceed $10,000,000, the Company shall make an offer to purchase the Securities in accordance with the terms of the Indenture.

                  Guarantees; Security. To guarantee the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the

Subsidiary Guarantors have, subject to certain limitations, jointly and severally guaranteed such payment obligations pursuant to the terms of the Second Priority Subsidiary Guarantee Agreement.

                  The guarantees under the Second Priority Subsidiary Guarantee Agreement are secured by Second Priority Liens on the Collateral pursuant to the terms of the Second Priority Collateral Documents. The Second Priority Liens will be shared equally and ratably with future lenders under the Additional Second Priority Debt Facilities, if any, as and to the extent provided in the Second Priority Subsidiary Guarantee Agreement, the Second Priority Collateral Documents and the Intercreditor Agreement. The actions of the holders of any debt (including, but not limited to, the Securities) secured by such Second Priority Liens and the application of proceeds from the enforcement of any remedies with respect to such Collateral are limited pursuant to the terms of the Collateral Documents and the Intercreditor Agreement.

                  Effect of Event of Default. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  Amendments and Waivers. Modifications and amendments of the Indenture will be permitted to be made only with the consent of the holders of not less than a majority in principal amount of all outstanding Securities issued under the Indenture that are affected by such modification or amendment; provided that no such modification or amendment may, without the consent of the holder of each such Security affected thereby, (a) change the stated maturity of the principal of, or any installment of interest or principal on, any such Security; (b) reduce the principal of, or the rate or amount of interest on, or any amount payable upon redemption of, any such Security, or adversely affect any right of repayment of the holder of any such Security; (C) change the place of payment, or the coin or currency, for payment of principal of or interest on any such Security; (d) impair the right to institute suit for the enforcement of any payment on or with respect to any such Security; (e) reduce the above-stated percentage of outstanding Securities necessary to modify or amend the Indenture, or to waive compliance with certain provisions thereof or certain defaults and consequences thereunder; (f) release any security interest that may have been granted in favor of the Holders, other than in accordance with the terms of the applicable Second Priority Collateral Document governing the grant of such security interest or the Intercreditor Agreement that are in effect on the Closing Date; provided, however, that to the extent (i) the applicable terms of such agreements cross-reference the terms of the Second Priority Debt Documents and (ii) all of the Second Priority Debt Obligations, other than the Exchange Note Obligations, have been paid in full, such cross-references shall refer to the terms of the Second Priority Debt Documents, other than the Exchange Note Documents, that were in effect as of the Closing Date; (g) make any change in any Second Priority Collateral Document or any change in this Indenture with respect to the Collateral that would adversely affect the Holders, except for any such change made in accordance with the terms of the Intercreditor Agreement or the applicable Collateral Documents, as the case may be, that are in effect on the Closing Date; provided, however, that to the extent (i) the applicable terms of such agreements cross-reference the terms of the Second Priority Debt Documents and (ii) all of the Second Priority Debt Obligations, other than the Exchange Note Obligations, have been paid in full, such cross-references shall refer to the terms of the Second Priority Debt Documents, other than the Exchange Note Documents, that were in effect as of the Closing Date; (h) reduce the Redemption Price payable upon the redemption of any Securities or change the time at which any Securities may be redeemed; or (i) modify any of the foregoing provisions or any of the provisions relating to the waiver of certain past defaults or certain covenants, except to increase the required percentage to effect such action or to provide that certain other provisions may not be modified or waived without the consent of the holder of such Security.

                  Modifications and amendments of the Indenture will be permitted to be made by the Company and the Trustee without the consent of any holder of Securities for any of the following purposes: (a) to evidence the succession of another person to the Company as obligor under the Indenture; (b) to add to the covenants, agreements and obligations of the Company for the benefit of the holders of all Securities or to surrender any right or power conferred upon the Company in the Indenture; (c) to provide for the acceptance of appointment by a successor Trustee or facilitate the administration of the trusts under the Indenture by more than one Trustee; (d) to cure any ambiguity, defect or inconsistency in the Indenture; (e) to add guarantees with respect to the Securities or to secure the Securities; or (f) to make any other change that does not adversely affect the rights of any Holder of Securities.

                  Denominations; Transfer. (a) The Securities are issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

                  A certificate in global form representing all or a portion of the Securities may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such Securities or a nominee of such successor Depositary.

                  No Liability of Certain Persons. No past, present or future stockholder, employee, officer or director of the Company or any successor thereof shall have any liability for any obligation, covenant or agreement of the Company contained under this Security or the Indenture. Each holder by accepting this Security waives and releases all such liability. This waiver and release are part of the consideration for the issue of this Security.

                  GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK GOVERN THE INDENTURE AND THIS SECURITY.

                                                                      SCHEDULE A

               SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

                  The following notations in respect of changes in the outstanding principal amount of this Security have been made:

                                Change in
              Initial          Outstanding         Outstanding
             Principal          Principal           Principal
Date          Amount              Amount             Amount            Notation
----          ------              ------             ------            --------

                                  ARTICLE III

                                 The Securities

                  SECTION 3.01. Title and Terms. The Securities shall be known and designated as the "12.50% Senior Secured Notes due 2006". The aggregate amount of Securities which may be authenticated and delivered hereunder is limited to $152,025,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.04, 3.05 or 9.06.

                  Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute Securities for all purposes under the Indenture, including with respect to any amendment, waiver, acceleration or other Act of Holders or redemption.

                  SECTION 3.02. Denominations. The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and integral multiples thereof.

                  SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman, its President, one of its Vice Presidents or its Secretary. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as provided in this Indenture and not otherwise.

                  At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect thereto, the Company may deliver Exchange Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with this Indenture, and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Securities. Prior to authenticating such Exchange Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, if requested, and (subject to Section

6.01) shall be fully protected in relying upon, an Opinion of Counsel stating in substance:

                  (a) that all conditions hereunder precedent to the
            authentication and delivery of such Exchange Securities have been complied with and that such Exchange Securities, when such Securities have been duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), have been duly issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                  (b) that the issuance of the Exchange Securities in exchange for Original Securities has been effected in compliance with the Securities Act.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall, as soon as practicable thereafter, authenticate and deliver, temporary Securities, which Securities are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution thereof. If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon receipt of notice of surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall, as soon as practicable thereafter, authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  SECTION 3.05. Global Securities. (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary, (ii) the Company executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or
(iii) there shall have occurred and be continuing an Event of Default with respect to the Securities.

                  (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article III or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon receipt of notice of any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 3.06(c) and as otherwise provided in this Article III, as soon as practicable thereafter, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article III if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article III or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                  (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

                  SECTION 3.06. Registration, Registration of Transfer and Exchange; Restricted Securities Legends. (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Company shall execute, and the Trustee shall, as soon as practicable thereafter, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                  At the option of the Holder, and subject to the other provisions of this Section 3.06, Securities may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall, as soon as practicable thereafter, authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and (except for the differences between Original Securities and Exchange Securities provided for herein) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.03, 3.04, 3.05, 3.06, or 9.06 not involving any transfer.

                  (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.06(b) shall be made only in accordance with this Section 3.06(b).

                  (i) Exchanges between Global Security and Non-Global Security.
            A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 3.05; provided that, if such interest is a beneficial interest in a Restricted Global Security, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 3.06(c)).

                  (c) Restricted Securities Legends. Exempt Securities and their respective Successor Securities shall bear a Restricted Securities Legend, subject to the following:

                  (i) subject to the following clauses of this Section 3.06(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Restricted Securities Legend borne by such Global Security while represented thereby;

                  (ii) subject to the following clauses of this Section 3.06(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Restricted Securities Legend borne by such other Security;

                  (iii) Exchange Securities shall not bear a Restricted
            Securities Legend;

                  (iv) at any time after the Securities may be freely
            transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an unlegended Security, duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall, as soon as practicable thereafter, authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article III;

                  (v) a new Security which does not bear a Restricted Securities
            Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article III; and

                  (vi) notwithstanding the foregoing provisions of this Section
            3.06(c), a Successor Security of a Security that does not bear a particular form of Restricted Securities Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article III.

                  SECTION 3.07. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall, as soon as practicable thereafter, authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by either of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall, as soon as practicable thereafter, authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.08. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted
            Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 3.09. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.08) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Security in global form.

                  SECTION 3.10. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures.

                  SECTION 3.11. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360 day year of twelve 30-day months.

                  SECTION 3.12. Cusip Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE IV

                           Satisfaction and Discharge

                  SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange and the Company's right of optional redemption, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders to receive payment of principal and interest on the Securities, (iv) rights, obligations and immunities of the Trustee under the Indenture and (v) rights of the Holders of the Securities as beneficiaries of the Indenture with respect to any property deposited with the Trustee payable to all or any of them), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                       (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                       (B) all such Securities not theretofore delivered to the
                  Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                       Maturity within one year, or

                           (iii) are to be called for redemption within one year
                       under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers'
            Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Section 4.01, the obligations of the Company to the Trustee under Section
6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

                  SECTION 4.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee but such money need not be separated from other funds except to the extent required by law.

                                   ARTICLE V

                                    Remedies

                  SECTION 5.01. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) failure to pay the principal of (or premium, if any, on)
            any Security at its Maturity; or

                  (2) failure to pay any interest upon any Security when it
            becomes due and payable, and continuance of such default for a period of 30 days; or

                  (3) failure of the Company or any of the Subsidiary Guarantors to perform or comply with the provisions of Section 8.01 or

                  (4) failure to perform any other covenant or agreement of the
            Company or any of the Subsidiary Guarantors in this Indenture or the Securities (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company or such Subsidiary Guarantor, as the case may be, by the Trustee or to the Company or such Subsidiary Guarantor, as the case may be, and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default under any bond, debenture, note or other
            evidence of indebtedness of the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of the Company, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $10,000,000 of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness in an aggregate principal amount exceeding $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that if such default under such bond, debenture, note, mortgage, indenture or other instrument or evidence of indebtedness shall be remedied or cured by the Company or waived pursuant to such agreement or instrument, then, unless the maturity of the Securities shall have been accelerated as provided herein, the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or the Holders; or

                  (6) any event of default or condition shall occur under the
            Second Priority Facilities which results in the acceleration of the maturity of any of the Second Priority Facilities or permits the lenders under any of the Second Priority Facilities, or any Person acting on such Person's behalf, to accelerate the maturity thereof, and such event or condition has continued for a period of 25 days after the occurrence thereof; provided, however, that if such event of default or condition under such Second Priority Facility shall be remedied or cured by the Company or waived pursuant to such agreement or instrument, then, unless the maturity of the Securities shall have been accelerated as provided herein, the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or the Holders; or

                  (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (8) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to have a case commenced against it or to seek an order for relief under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law or the taking of corporate action by the Company in furtherance of any such action; or

                  (9) any guarantee under the Second Priority Subsidiary
            Guarantee Agreement ceases to be in full force and effect (other than in accordance with the terms of this Indenture and the Second Priority Subsidiary Guarantee Agreement) or any Subsidiary Guarantor denies or disaffirms its obligations under the Second Priority Subsidiary Guarantee Agreement; or

                  (10) the material impairment of the security interests under the Second Priority Collateral Documents for any reason other than the satisfaction in full of all obligations thereunder and under this Indenture and discharge of the Second Priority Collateral Documents and this Indenture, or any security interest created hereunder or thereunder being declared invalid or unenforceable, or the Company or any of its Subsidiaries asserting, in any pleading in any court of competent jurisdiction, that any such security interest is invalid or unenforceable.

                  SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default (other than an Event of Default specified in Section 5.01(7) or (8) occurs and is continuing, then and in every such case the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may direct the Trustee to declare all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee), and upon any such declaration such principal and any accrued interest, if any, shall become immediately due and payable. If an Event of Default specified in
Section 5.01(7) or (8) occurs, the principal and any accrued interest, on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (i) the Company has paid or deposited with the Trustee a sum sufficient to pay

                       (A) all overdue interest on all Securities,

                       (B) the principal of (and premium, if any, on) any
                  Securities which have become due otherwise than by such declaration of acceleration and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

                       (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate provided by the Securities, and

                       (D) all sums paid or advanced by the Trustee hereunder
                  and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

            and


                  (ii) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

                  (1) default is made in the payment of any interest on any
            Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 5.04. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company or any other obligor upon the Securities, or upon the property of the Company or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
            Section 6.07; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

                  SECTION 5.07. Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the
            Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have agreed to indemnify the
            Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  SECTION 5.08. Unconditional Right of Holders To Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.08) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.12. Control by Holders. The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the
            Trustee which is not inconsistent with such direction.

                  SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

                  (2) in respect of a covenant or provision hereof which under
            Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, including attorney's fees and expenses in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee or the Company.

                  SECTION 5.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.16. Enforcement of Remedies. Notwithstanding any of the foregoing, any enforcement of the guarantees under the Second Priority Guarantee Agreement or any remedies with respect to the Second Priority Collateral under the Second Priority Collateral Documents is subject to the provisions of the Intercreditor Agreement.

                                   ARTICLE VI

                                   The Trustee

                  SECTION 6.01. Certain Duties and Responsibilities. Except during the continuance of an Event of Default, the duties and responsibilities of the Trustee shall be as provided by the Indenture. During the existence of an Event of Default, the Trustee will exercise such rights and powers vested in it under the Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise under the circumstances in the conduct of such person's own affairs. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 6.02. Notice of Defaults. The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.01(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                  SECTION 6.03. Certain Rights of Trustee. Subject to the provisions of Section 6.01:

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or opinion;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for, and shall be fully protected from, any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

                  (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

                  (k) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Intercreditor Agreement or any of the Second Priority Collateral Documents with respect to voting or approving any amendments, consents or waivers in connection with such agreements unless the approval of such amendment, consent or waiver would not otherwise be so determined without the vote of the Trustee.

                  SECTION 6.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Second Priority Subsidiary Guarantee Agreement or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 6.05. May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  SECTION 6.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 6.07. Compensation and Reimbursement. The Company and each Subsidiary Guarantor, jointly and severally, agrees

                  (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to
            reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture, including, but not limited to the costs incurred in connection with collection (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee and its agents, employees,
            officers, directors and shareholders for, and to hold the same harmless against, any and all loss, liability damage, claim or expense, including, without limitation, reasonable attorney's fees and expenses, and taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against or investigating any claim (including any claim by the Company) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.07, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(7) or Section 5.01(8), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the resignation or removal of the Trustee and/or the satisfaction and discharge or termination of this Indenture.

                  SECTION 6.08. Disqualification; Conflicting Interest. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  SECTION 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 6.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

                  (b) The Trustee may resign at any time with respect to the Securities by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to such Securities.

                  (d) If at any time:

                  (i) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (ii) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such Securities.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 6.11. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee and the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 6.13. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or any such other obligor).

                                  ARTICLE VII

                Holders' Lists and Reports by Trustee and Company

                  SECTION 7.01. Company To Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                  SECTION 7.02. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 7.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

                  (b) The rights of Holders of Securities to communicate with other Holders of Securities with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

                  SECTION 7.03. Reports by Trustee. (a) The Trustee shall transmit to Holders of Securities such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by
Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15, following the date of this Indenture deliver to Holders of Securities a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange or of any delisting thereof.

                  SECTION 7.04. Reports by Company. On and after August 1, 2001, the Company shall file with the Trustee and the Commission, and transmit to Holders of Securities, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 30 days after the same is so required to be filed with the Commission.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

                  SECTION 8.01. Company and the Subsidiary Guarantors May Consolidate, Etc., Only on Certain Terms. (a) The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than the Company) formed by such consolidation or into which the Company shall have been merged or by the corporation which shall have acquired the Company's assets;

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing with respect to any Securities;

                  (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities of each sites equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (4) the Company has delivered to the Trustee an Officers'
            Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (b) Except as otherwise provided in the Second Priority Subsidiary Guarantee Agreement, the Company shall not permit any Subsidiary Guarantor to consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into any Subsidiary Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to any Subsidiary Guarantor, unless:

                  (1) in case such Subsidiary Guarantor shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which such Subsidiary Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of such Subsidiary Guarantor substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by a supplement to the Second Priority Subsidiary Guarantee Agreement and an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual performance and observance of all obligations of such Subsidiary Guarantor under the Second Priority Subsidiary Guarantee Agreement and the performance of every covenant of this Indenture on the part of such Subsidiary Guarantor to be performed or observed by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than such Subsidiary Guarantor) formed by such consolidation or into which such Subsidiary Guarantor shall have been merged or by the corporation which shall have acquired such Subsidiary Guarantor's assets;

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of such Subsidiary Guarantor as a result of such transaction as having been incurred by such Subsidiary Guarantor at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing with respect to any Securities;

                  (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of such Subsidiary Guarantor would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, such Subsidiary Guarantor or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities of each sites equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (4) the Company has delivered to the Trustee an Officers'
            Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 8.02. Successor Substituted. Upon any consolidation of the Company or any Subsidiary Guarantor with, or merger of the Company or any Subsidiary Guarantor into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company or any Subsidiary Guarantor as an entirety in accordance with Section 8.01, the successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Subsidiary Guarantor, as the case may be, under this Indenture and the Second Priority Subsidiary Guarantee Agreement with the same effect as if such successor Person had been named as the Company or such Subsidiary Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Securities and the Second Priority Subsidiary Guarantee Agreement.

                  Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for that purpose pursuant to such provisions. All

Securities so issued in all respects have the same legal rank and benefit under this Indenture as Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all such Securities had been issued prior to the date of such succession. In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.


                                   ARTICLE IX

                             Supplemental Indentures

                  SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, any of the Subsidiary Guarantors and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the
            Company or to any Subsidiary Guarantor and the assumption by any such successor of the covenants of the Company or such Subsidiary Guarantor, as the case may be, herein and in the Securities; or

                  (2) to add to the covenants of the Company or any of the
            Subsidiary Guarantors for the benefit of the Holders of Securities, or to surrender any right or power herein conferred upon the Company or any of the Subsidiary Guarantors; or

                  (3) to add Subsidiary Guarantors with respect to the
            Securities or to secure the Securities; or

                  (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (5) to cure any ambiguity, to correct or supplement any
            provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (5) shall not adversely affect the interests of the Holders of Securities in any material respect.

                  SECTION 9.02. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities affected by such supplemental indenture (voting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution of the Company, the Subsidiary Guarantors and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

                  (2) reduce the percentage in principal amount of the
            Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) release any security interest that may have been granted in favor of the Holders, other than in accordance with the terms of the Collateral Documents or the Intercreditor Agreement that are in effect on the Closing Date; provided, however, that to the extent
            (i) the applicable terms of such agreements cross-reference the terms of the Second Priority Debt Documents and (ii) all of the Second Priority Debt Obligations, other than the Exchange Note Obligations, have been paid in full, such cross-references shall refer to the terms of the Second Priority Debt Documents, other than the Exchange Note Documents, that were in effect as of the Closing Date, or

                  (4) make any change in any Second Priority Collateral Document or any change in this Indenture with respect to the Collateral that would adversely affect the Holders, except for any such change made in accordance with the terms of the Intercreditor Agreement or the applicable Collateral Document, as the case may be, that are in effect on the Closing Date; provided, however, that to the extent
            (i) the applicable terms of such agreements cross-reference the terms of the Second Priority Debt Documents and (ii) all of the Second Priority Debt Obligations, other than the Exchange Note Obligations, have been paid in full, such cross-references shall refer to the terms of the Second Priority Debt Documents, other than the Exchange Note Documents, that were in effect as of the Closing Date, or

                  (5) reduce the Redemption Price payable upon the redemption of any Securities or change the time at which any Securities may be redeemed, or

                  (6) modify any of the provisions of this Section 9.02 or
            Section 10.17, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

                  SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture relating to Securities pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                    ARTICLE X

                                    Covenants

                  SECTION 10.01. Payment of Principal, Premium and Interest. The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                  SECTION 10.02. Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 10.03. Money for Security Payments To Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 10.04. Corporate Existence. Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 10.05. Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary of the Company and not disadvantageous in any material respect to the Holders.

                  SECTION 10.06. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  SECTION 10.07. Insurance. The Company covenants and agrees that it will, and will cause each Subsidiary to, insure and keep insured, with reputable insurance companies, their principal properties, and such insurance shall be in such amounts (and with such deductibles) as companies engaged in a similar business in accordance with good business practice customarily insure properties of a similar character against loss by fire and from other causes or, in lieu thereof, in the case of itself or of any one or more of its Subsidiaries, it will maintain or cause to be maintained a program of self-insurance in accordance with good business practices.

                  SECTION 10.08. Restrictions on Funded Debt of Restricted Subsidiaries. The Company covenants and agrees that it will not permit any Restricted Subsidiary to create, issue, incur, assume, or many other way become liable for any unsecured Funded Debt unless the Company would be entitled under subparagraph (e) of Section 10.10 of this Indenture to create, issue, incur, assume or guarantee any Secured Debt not specifically permitted under Section
10.10 of this Indenture but for subparagraph (e) thereof in an amount equal to such Funded Debt; provided, however, that the foregoing restriction shall not prevent (i) any Restricted Subsidiary from becoming liable to the Company or to a Wholly-owned Restricted Subsidiary for Funded Debt or (ii) the extension, renewal or refunding of any Funded Debt of any Restricted Subsidiary so long as Consolidated Funded Debt is not thereby increased.

                  SECTION 10.09. Restriction on Sales with Leases Back. Except for a sale or transfer by a Restricted Subsidiary to the Company or a Wholly-owned Restricted Subsidiary, the Company covenants and agrees that it will not, and will not permit any Restricted Subsidiary to, sell or transfer any manufacturing plant, warehouse, retail store or equipment owned and operated or hereafter owned and operated by the Company or a Restricted Subsidiary, with the intention that the Company or any Restricted Subsidiary take back a lease thereof, except a lease for a period, including renewals, not exceeding 24 months, by the end of which period it is intended that the use of such property or equipment by the lessee will be discontinued (any such transaction being herein referred to as a "Sale and Leaseback Transaction" ); provided, notwithstanding the foregoing, the Company or any Restricted Subsidiary may enter into a Sale and Leaseback Transaction if the Company or a Restricted Subsidiary would be entitled under subparagraph (e) of Section 10.10 to create, issue, incur, assume or guarantee any Secured Debt not specifically permitted under Section 10.10 of this Indenture but for subparagraph (e) thereof in an amount equal to the Attributable Debt respecting such Sale and Leaseback Transaction; provided further that, notwithstanding the foregoing, the Company or any Restricted Subsidiary may enter into a Sale and Leaseback Transaction if entered into in respect of property acquired by the Company or a Restricted


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

Subsidiary if such Sale and Leaseback Transaction is entered into within 24 months from the date of such acquisition; and provided further that, notwithstanding the foregoing, the Company or any Restricted Subsidiary may enter into a Sale and Leaseback Transaction if the Company, within 120 days before or after the sale or transfer shall have been made by the Company or by any Restricted Subsidiary, applied or applies an amount equal to the greater of
(i) the net proceeds of the sale of the property sold and leased back pursuant to such arrangement or (ii) the fair market value of the property so sold and leased back at the time of entering into such arrangement (as determined by any two of the following: the Chairman of the Board of the Company, its Chief Executive Officer, its President, any Vice President of the Company, its Treasurer and its Controller) to the retirement of Secured Debt of the Company other than at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision.

                  SECTION 10.10. Restrictions on Secured Debt. The Company covenants and agrees that it will not, and will not permit any Restricted Subsidiary to, create, issue, incur, assume or guarantee any Secured Debt without making effective provision (and the Company covenants that in such case it will make or cause to be made effective provision) whereby the Securities then Outstanding and any other indebtedness of or guaranteed by the Company or such Restricted Subsidiary then entitled thereto, shall be secured by such mortgage, pledge, lien or encumbrance equally and ratably with (or prior to) any and all other obligations and indebtedness thereby secured for so long as any such other obligations and indebtedness shall be so secured; provided, however, that the foregoing covenants shall not be applicable to the following:

                  (a) any mortgage, pledge, lien or other encumbrance on any property that secures the Secured Obligations, in each case, in accordance with the terms of the Collateral Documents that are in effect on the Closing Date; provided that such mortgages, pledges, liens or encumbrances are otherwise permitted under this Indenture, the Second Priority Collateral Documents and the Intercreditor Agreement.

                  (b) (i) any mortgage, pledge, lien or other encumbrance on any property acquired or constructed by the Company or a Restricted Subsidiary and created contemporaneously with, or within 24 months after, such acquisition or the completion of such construction and commencement of full operation of such property, whichever is later, to secure or provide for the payment of any part of the purchase or construction price of such property, or (ii) the acquisition by the Company or a Restricted Subsidiary of property subject to any mortgage, pledge, lien or other encumbrance upon such property existing at the time of acquisition thereof, whether or not assumed by the Company or such Restricted Subsidiary, or (iii) any conditional sales agreement or other title retention agreement with respect to any property hereafter acquired, provided that the lien of any such mortgage, pledge, lien or other encumbrance or agreement does not spread to other property except unimproved real property previously owned upon which any new construction has taken place and subsequent additions to such acquired or constructed property.


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

                  (c) any mortgage, pledge, lien, or other encumbrance created for the sole purposes of extending, renewing or refunding, in whole or part, any mortgage, lien or other encumbrance permitted by this
            Section 10.10 or any mortgage, pledge, lien or other encumbrance securing the indebtedness of the Company or of any Restricted Subsidiary on the date of this Indenture or of a corporation at the time such corporation becomes a Subsidiary, or any extensions, renewals or refundings of any such mortgage, pledge, lien or other encumbrance; provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or refunding and that such extension, renewal or refunding mortgage, pledge, lien or other encumbrance shall be limited to all or that part of the same properties which secured the mortgage, pledge, lien or other encumbrance extended, renewed or refunded.

                  (d) any Secured Debt of a Restricted Subsidiary owing to the
            Company or a Wholly-owned Restricted Subsidiary.

                  (e) Secured Debt of the Company and its Restricted
            Subsidiaries which would otherwise be prohibited by the foregoing restrictions (not including Secured Debt permitted to be secured under subparagraphs (a) through (d) above, so long as the sum of any such Secured Debt hereafter incurred plus Attributable Debt of the Company and any Restricted Subsidiaries in respect of existing Sale and Leaseback Transactions hereafter entered into (excluding Attributable Debt incurred in respect of any Sale and Leaseback Transaction entered into in respect of property acquired by the Company or a Restricted Subsidiary not more than 24 months prior to the date such Transaction is entered into) plus unsecured Funded Debt of any Restricted Subsidiary hereafter incurred (excluding unsecured Funded Debt incurred through the extension, renewal or refunding of Funded Debt where Consolidated Funded Debt was not thereby increased and excluding any Funded Debt owed to the Company or a Wholly-owned Restricted Subsidiary) does not at the time exceed 20% of Consolidated Net Tangible Assets.

                  SECTION 10.11. Restrictions on Impairment of Security Interest. Neither the Company nor any Subsidiary of the Company is permitted to take or omit to take any action that would materially impair the security interest with respect to the Collateral for the benefit of the Trustee and the Holders of the Securities, and neither the Company nor any Subsidiary is permitted to grant to any person any security interest whatsoever in any of the Collateral; provided, however, that the Company and such Subsidiaries may take any such actions and grant any such security interests in accordance with the Collateral Documents and the Intercreditor Agreement.

                  SECTION 10.12. Restrictions on Amendments to Collateral Documents. Neither the Company nor any Subsidiary of the Company is permitted to amend, waive or otherwise modify, or permit or consent to any amendment, waiver or other modification of the Collateral Documents in any way that would be adverse to the Holders of the Securities, except for any such amendment, waiver or modification entered into in accordance with the terms of the Intercreditor


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

Agreement or the applicable Collateral Document, as the case may be, that are in effect on the Closing Date.

                  SECTION 10.13. Future Subsidiary Guarantors. The Company shall cause each Person that either (a) becomes a domestic Subsidiary following the Closing Date or (b) otherwise becomes a Subsidiary Guarantor with respect to any of the Secured Obligations, in each case, to execute and deliver a supplement to the Second Priority Subsidiary Guarantee Agreement and the applicable Second Priority Collateral Documents at the time such Person becomes a Subsidiary or Subsidiary Guarantor, as the case may be.

                  SECTION 10.14. Application of Collateral Proceeds. (a) At any time when the Company or any Subsidiary Guarantor receives proceeds from a Senior Collateral Disposition (the "Collateral Proceeds"), the Collateral Proceeds shall be applied in accordance with Section 4.05 of the Intercreditor Agreement so that after giving effect to any required prepayment of the Senior Obligations, the Synthetic Lease Obligations and the Additional Senior Second Priority Obligations, if any, in connection with such Senior Collateral Disposition in accordance with Section 4.05 of the Intercreditor Agreement, a pro rata portion of such Collateral Proceeds will be allocated to repurchase the Securities based on the outstanding principal amount of the Second Priority Debt Obligations required to be prepaid with such proceeds, such amount to be measured on the date of such Senior Collateral Disposition; provided, however, that in the event any such Senior Collateral Disposition occurs following the occurrence of a Triggering Event, whether the Holders shall be entitled to prepayment shall be determined in accordance with the terms of the Second Priority Collateral Documents and the Intercreditor Agreement.

                  (b) Any Collateral Proceeds that are available to repurchase the Securities (the "Securities Collateral Proceeds") will be deposited into an account held by the Trustee (the "Securities Collateral Account"). When the aggregate amount of Securities Collateral Proceeds in the Securities Collateral Account exceeds $10,000,000 (taking into account income earned on such Securities Collateral Proceeds, if any), the Company shall make an offer to purchase (the "Prepayment Offer") the Securities, which offer shall be in the amount of the Securities Collateral Proceeds, on a pro rata basis according to principal amount at maturity, at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), in accordance with the procedures (including prorating in the event of oversubscription) set forth herein. To the extent that any portion of the amount of Securities Collateral Proceeds remains after compliance with the preceding sentence and provided that all Holders have been given the opportunity to tender their Securities for purchase in accordance with this Indenture, the Company may use such excess only to repurchase Securities in open market transactions, and otherwise such excess must remain deposited in an account, for the sole benefit of the Securities, which is controlled by the Trustee. The Securities will be secured by a first priority security interest in such account. Following the completion of a

Prepayment Offer, the amount of Securities Collateral Proceeds will be reset to zero.

                  (c) (1) Within five Business Days after the Company makes a Prepayment Offer in accordance with paragraph (b) above, the Company shall send a written notice, by first-class mail, to the Holders, accompanied by such information regarding the Company and its Subsidiaries as the Company in good faith believes will enable such Holders to make an informed decision with respect to such Prepayment Offer. Such notice shall state, among other things, the purchase price and the purchase date (the "Purchase Date"), which shall be, subject to any contrary requirements of applicable law, a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed.

                  (2) Not later than the date upon which written notice of a Prepayment Offer is delivered to the Trustee as provided above, the Company shall deliver to the Trustee written instructions as to (i) the amount of the Prepayment Offer (the "Offer Amount") and (ii) the allocation of the Collateral Proceeds from the Senior Collateral Disposition, pursuant to which such Prepayment Offer is being made. On or before the Purchase Date, the Company shall also irrevocably deposit with the Trustee or with the Paying Agent (or, if the Company is the Paying Agent, shall segregate and hold in trust) in U.S. Government Obligations, maturing on the last day prior to the Purchase Date or on the Purchase Date if funds are immediately available by open of business, an amount equal to the Offer Amount to be held for payment in accordance with the provisions of this Section. Upon the expiration of the period for which the Prepayment Offer remains open (the "Offer Period"), the Company shall deliver to the Trustee for cancellation the Securities or portions thereof that have been properly tendered to and are to be accepted by the Company. The Trustee or the Paying Agent shall, on the Purchase Date, mail or deliver payment to each tendering Holder in the amount of the purchase price. In the event that the aggregate purchase price of the Securities delivered by the Company to the Trustee is less than the Offer Amount, the Trustee or the Paying Agent shall deliver the excess to the Company immediately after the expiration of the Offer Period for application in accordance with this Section.

                  (3) Holders electing to have a Security purchased pursuant to the Prepayment Offer shall be required to surrender the Security, with an appropriate form duly completed, to the Company or its agent at the address specified in the notice at least five Business Days prior to the Purchase Date. Holders shall be entitled to withdraw their election if the Trustee or the Company receives not later than three Business Days prior to the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security that was delivered for purchase by the Holder and a statement that such Holder is withdrawing its election to have such Security purchased. If at the expiration of the Offer Period the aggregate principal amount of Securities surrendered by Holders exceeds the Offer Amount, the Company shall select the Securities to be purchased on pro rata basis for all Securities (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased). Holders whose Securities are


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

purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

                  (4) At the time the Company delivers Securities to the Trustee that are to be accepted for purchase, the Company shall also deliver an Officers' Certificate stating that such Securities are to be accepted by the Company pursuant to and in accordance with the terms of this Section. A Security shall be deemed to have been accepted for purchase at the time the Trustee or the Paying Agent mails or delivers payment therefor to the surrendering Holder.

                  (d) The Company will comply, to the extent applicable, with the requirements of Section 14 (e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of the Securities pursuant to any Prepayment Offer conducted in accordance with this Section 10.14. To the extent that the provisions of any securities laws or regulations conflict with the procedures with respect to a Prepayment Offer as set forth herein, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the covenant described hereunder by virtue thereof.

                  SECTION 10.15. Restrictions on Permitting Unrestricted Subsidiaries To Become Restricted Subsidiaries. (a) The Company will not permit any Unrestricted Subsidiary to be designated as a Restricted Subsidiary unless such Subsidiary has outstanding no Secured Debt, Funded Debt and/or Attributable Debt in respect of Sale and Leaseback Transactions except such Secured Debt, Funded Debt and Attributable Debt as the Company could permit it to become liable for immediately after becoming a Restricted Subsidiary under the provisions of Sections 10.08, 10.09 and 10.10 of this Indenture.

                  (b) Promptly after the adoption of any Board Resolution designating a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary, a copy thereof shall be filed with the Trustee, together, in the case of the designation of an Unrestricted Subsidiary as a Restricted Subsidiary, with an Officers' Certificate stating that the provisions of this Section have been complied with in connection with such designation.

                  SECTION 10.16. Statement by Officers as to Default. Reference is made to Section 314(a)(4) of the Trust Indenture Act.

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

                  SECTION 10.17. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.07 to 10.14, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities affected thereby (voting as a class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                   ARTICLE XI

                            Redemption of Securities

                  SECTION 11.01. Right of Redemption. Securities are redeemable before their maturity only pursuant to the terms of this Indenture and the Securities or the provisions of applicable law. If less than all the Securities are to be redeemed, the Trustee shall select, in such manner as it shall deem fair and appropriate, the particular Securities to be redeemed or any portion thereof that is an integral multiple of $1,000.

                  The Securities will not have the benefit of any sinking fund.

                  SECTION 11.02. Election To Redeem; Notice To Trustee. The election of the Company to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 90 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

                  SECTION 11.03. Selection by Trustee of Securities To Be Redeemed. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

                  The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


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

                  SECTION 11.04. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 90 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price (or formula for calculating the
            same),

                  (3) if less than all the Outstanding Securities are to be
            redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will
            become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be
            surrendered for payment of the Redemption Price, and

                  (6) CUSIP numbers of the Securities to be redeemed (if any).

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  SECTION 11.05. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                  SECTION 11.06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price plus accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Securities for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

                  SECTION 11.07. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XII

                       Defeasance and Covenant Defeasance

                  SECTION 12.01. Company's Option To Effect Defeasance or Covenant Defeasance. The Company may at its option by Board Resolution, at any time, in accordance with the Exchange and Registration Rights Agreement, elect to have either Section 12.02 or Section 12.03 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article XII.

                  SECTION 12.02. Defeasance and Discharge. Upon the Company's exercise of the option provided in Section 12.01 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance") If the Company exercises its defeasance option or its covenant defeasance option, each Subsidiary Guarantor, if any, shall be released from all its obligations under (i) the Subsidiary Guarantee Agreement and the Second Priority Collateral Documents, and (ii) the Second Priority Lien and the Second Priority Mortgages, as they pertain to the Securities, shall be released. For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same) except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 12.04 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02 and 10.03, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this
Article XII. Subject to compliance with this Article XII, the Company may exercise its option under this Section 12.02 notwithstanding the prior exercise of its option under Section 12.03.

                  SECTION 12.03. Covenant Defeasance. Upon the Company's exercise of the option provided in Section 12.01 applicable to this Section, (i) the Company and each Subsidiary Guarantor shall be released from their respective obligations under Sections 10.05 through 10.14, inclusive, and clauses (3) and (4) of Sections 8.01(a) and (b), (ii) the occurrence of an event specified in Sections 5.01(3) (with respect to clause (1), (3) or (4) of Sections 8.01(a) and (b)), 5.01(4) (with respect to any of Sections 10.05 through 10.14, inclusive), 5.01(5), 5.01(6), 5.01(9) and 5.01(10) shall not be deemed to be an Event of Default shall cease to be effective on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company or the Subsidiary Guarantors, as the case may be, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, clause or Article or by reason of any reference in any such Section, clause or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

                  SECTION 12.04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either
Section 12.02 or Section 12.03 to the then Outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article XII applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and of such Securities.

                  (2) In the case of an election under Section 12.02, the
            Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (3) In the case of an election under Section 12.03, the
            Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                  (4) The Company shall have delivered to the Trustee an
            Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (5) Such defeasance or covenant defeasance shall not cause the
            Trustee to have a conflicting interest as defined in Section 6.08 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

                  (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing.

                  (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) The Company shall have delivered to the Trustee an
            Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 12.02 or the covenant defeasance under
            Section 12.03 (as the case may be) have been complied with.

                  (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

                  SECTION 12.05. Deposited Money and U.S. Government Obligations To Be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 12.05, the "Trustee") pursuant to Section 12.04 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                  Anything in this Article XII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 12.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                  SECTION 12.06. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 12.02 or 12.03 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article XII until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 12.02 or 12.03; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Security to receive such payment from the money held by the Trustee or the Paying Agent.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                               RITE AID CORPORATION,


                                               By:______________________________
                                                  Name:  Elliot Gerson
                                                  Title: Authorized Signatory


                                               THRIFTY PAYLESS, INC., as a
                                               Subsidiary Guarantor,


                                               By:______________________________
                                                  Name:  Elliot Gerson
                                                  Title: Authorized Signatory


                                               EACH OF THE SUBSIDIARY GUARANTORS
                                               LISTED ON SCHEDULE A HERETO,


                                               By:______________________________
                                                  Name:  Elliot Gerson
                                                  Title: Authorized Signatory


                                               STATE STREET BANK AND TRUST
                                               COMPANY, as Trustee


                                               By:______________________________
                                                  Name:  Mark A. Forgetta
                                                  Title: Vice President

                                   SCHEDULE A


112 Burleigh Avenue Norfolk, LLC
1515 West State Street Boise, Idaho, LLC
1525 Cortyou Road-Brooklyn Inc.
1740 Associates, LLC
3581 Carter Hill Road-Montgomery Corp.
4042 Warrensville Center Road-Warrensville Ohio, Inc.
5277 Associates, Inc.
537 Elm Street Corporation
5600 Superior Properties, Inc.
657-659 Broadway St. Corp.
764 South Broadway-Geneva, Ohio, LLC
Ann & Government Streets-Mobile, Alabama, LLC
Apex Drug Stores, Inc.
Baltimore/Annapolis Boulevard & Governor Richie Hwy-Glen Burnie, MD, LLC Broadview and Wallings-Broadview Heights Ohio, Inc.
Central Avenue and Main Street-Petal, MS, LLC
Dominion Action Four Corporation
Dominion Action One Corporation
Dominion Action Three Corporation
Dominion Action Two Corporation
Dominion Drug Stores Corporation Drug Fair of PA, Inc.
Drug Fair, Inc.
Eagle Managed Care Corp.
Eighth and Water Streets-Ulrichsville, Ohio, LLC
England Street-Asheland Corporation GDF, Inc.
Gettysburg and Hoover-Dayton, Ohio, LLC
Gratiot & Center-Saginaw Township, Michigan, LLC
Harco, Inc.
Jaime Nathan Travis Corporation
K&B Alabama Corporation
K&B Florida Corporation
K&B Louisiana Corporation
K&B Mississippi Corporation
K&B Services, Inc.
K&B Tennessee Corporation
K&B Texas Corporation
K&B Trainees, Inc.
K&B, Incorporated
Katz & Besthoff, Inc.
Keystone Centers, Inc.
Lakehurst and Broadway Corporation

Mayfield & Chillicothe Roads-Chesterland, LLC
Munson & Andrews LLC
Name Rite, LLC
Northline & Dix-Toledo-Southgate, LLC
Ocean Acquisition Corporation
P.L.D. Enterprises, Inc.
Patton Drive and Navy Boulevard Property Corporation
Paw Paw Lake Road & Paw Paw Avenue-Coloma, Michigan, LLC
PDS-1 Michigan, Inc.
Perry Distributors, Inc.
Perry Drug Stores, Inc.
PL Xpress, Inc.
Portfolio Medical Services, Inc.
Rack Rite Distributors, Inc.
Ram-Utica, Inc.
RDS Detroit, Inc.
Reads, Inc.
Rite Aid Drug Palace, Inc.
Rite Aid Hdqtrs. Corp.
Rite Aid of Alabama, Inc.
Rite Aid of Connecticut, Inc.
Rite Aid of Delaware, Inc.
Rite Aid of Florida, Inc.
Rite Aid of Georgia, Inc.
Rite Aid of Illinois, Inc.
Rite Aid of Indiana, Inc.
Rite Aid of Kentucky, Inc.
Rite Aid of Maine, Inc.
Rite Aid of Maryland, Inc.
Rite Aid of Massachusetts, Inc.
Rite Aid of Michigan, Inc.
Rite Aid of New Hampshire, Inc.
Rite Aid of New Jersey, Inc.
Rite Aid of New York, Inc.
Rite Aid of North Carolina, Inc.
Rite Aid of Ohio, Inc.
Rite Aid of Pennsylvania, Inc.
Rite Aid of South Carolina, Inc.
Rite Aid of Tennessee, Inc.
Rite Aid of Vermont, Inc.
Rite Aid of Virginia, Inc.
Rite Aid of Washington, D.C., Inc.
Rite Aid of West Virginia, Inc.
Rite Aid Realty Corp.
Rite Aid Rome Distribution Center, Inc.
Rite Aid Transport, Inc.

Rite Aid Venturer #1, Inc.
Rite Fund, Inc.
Rite Investments Corporation
RX Choice, Inc.
Script South
Seven Mile and Evergreen-Detroit, LLC
Silver Springs Road-Baltimore, Maryland/One, LLC
Silver Springs Road-Baltimore, Maryland/Two, LLC
Sophie One Corp.
State & Fortification Streets-Jackson, Mississippi, LLC
State Street and Hill Road-Gerard, Ohio, LLC
Super Distributors, Inc.
Super Ice Cream Suppliers, Inc.
Super Laboratories, Inc.
Super Pharmacy Network, Inc.
Super Tobacco Distributors, Inc
The Lane Drug Company
The Muir Company
Thrifty Corporation
Thrifty Payless, Inc
Thrifty Wilshire, Inc.
Tyler and Sanders Roads, Birmingham- Alabama, LLC
Virginia Corporation
W.R.A.C., Inc.
Fairground, LLC
Laverdiere's Enterprises, Inc.
Leader Drugs, Inc.


                                       3